Exhibit 10.7

Execution Version

STOCK PURCHASE AGREEMENT, dated June 29, 2009 (this “Agreement”), among Fifth Third Bank, a bank chartered under the laws of the State of Ohio (“Fifth Third”), Fifth Third Financial Corporation, a corporation organized under the laws of the State of Ohio (“FTFC”), and JPDN Enterprises, LLC, a Delaware limited liability company (“JPDN”).

RECITALS

WHEREAS, Fifth Third, FTFC, Advent-Kong Blocker Corp., a Delaware corporation (“Advent”), FTPS Holding, LLC, a Delaware limited liability company (the “Company”) and Fifth Third Processing Solutions, a Delaware limited liability company, have entered into that certain Master Investment Agreement, dated March 27, 2009, as amended from time to time (the “Master Investment Agreement”);

WHEREAS, JPDN desires to purchase from Fifth Third, and Fifth Third desires to sell to JPDN, 69,545 Class A Units and 66,818 Class B Units (collectively, the “Purchased Units”) of the Company, representing, collectively, 0.14% of the outstanding Units of the Company as of the Closing;

WHEREAS, JPDN desires to purchase from FTFC, and FTFC desires to sell to JPDN, 136,363 shares of common stock (the “Purchased Shares”) of TransActive Ecommerce Solutions Inc., a corporation organized under the federal laws of Canada (the “Canadian Sub”), representing 0.14% of the outstanding shares of common stock of the Canadian Sub as of the Closing; and

WHEREAS, simultaneously with the Closing, FTFC, JPDN and Advent shall enter into a Shareholders’ Agreement with respect to the Canadian Sub (the “Shareholders’ Agreement”) and Fifth Third, FTPS Partners, LLC, the Company, JPDN and Advent shall enter into an Amended and Restated Limited Liability Company Agreement of the Company (the “LLC Agreement”).

NOW, THEREFORE, in consideration of the premises and the mutual representations, warranties, covenants and undertakings contained in this Agreement, and for other good and valuable consideration, the parties agree as follows:

AGREEMENT

Section 1.                                           Purchase and Sale.

(a)  On the terms and subject to the conditions set forth in this Agreement, on the date hereof, Fifth Third shall sell to JPDN, and JPDN shall purchase from Fifth Third the Purchased Units, for a cash purchase price of $1,497,545.47 (the “Units Purchase Price”).  Upon the payment by JPDN to Seller of the Units Purchase Price, the Company shall duly reflect in its books and records the admittance of JPDN as a member of the Company and the transfer of the Purchased Units from Fifth Third to JPDN.

(b)  On the terms and subject to the conditions set forth in this Agreement, on the date hereof, FTFC shall sell to JPDN, and JPDN shall purchase from FTFC, the Purchased Shares, for a cash purchase price of $2,454.53 (the “Stock Purchase Price”).

Section 2.                                           Closing; Deliveries.  Subject to the terms and conditions of this Agreement, the closing of the purchases and sales contemplated by Section 1 (the “Closing”) shall be held on June 30, 2009 at the offices of Sullivan & Cromwell, 125 Broad Street, New York, NY or at such other time and place as the parties mutually agree.  At the Closing, the following items shall be delivered by the parties:

(a)  By Fifth Third to JPDN.  Fifth Third shall deliver or cause to be delivered to JPDN:

(i)                                     a duly executed counterpart of the LLC Agreement;

(ii)                                  the certificate to be delivered pursuant to Section 6(d); and

(iii)                               such other customary instruments of transfer as may be required to give effect to this Agreement.

(b)  By FTFC to JPDN.   FTFC shall deliver or cause to be delivered to JPDN:

(i)                                     a certificate representing the Purchased Shares, registered in JPDN’s name, endorsed for transfer to, or accompanied by a duly executed stock power in favor of, JPDN, in a form reasonably acceptable to JPDN; and

(ii)                                  a duly executed counterpart of the Shareholders’ Agreement;

(iii)                               the certificate to be delivered pursuant to Section 6(d).

(c)  By JPDN.  JPDN shall deliver or cause to be delivered:

(i)                                     to Fifth Third, the Units Purchase Price, in immediately available funds by wire transfer to an account or accounts that have been designated by Fifth Third by the date hereof;

(ii)                                  to Fifth Third, a duly executed counterpart of the LLC Agreement;

(iii)                               to FTFC, the Stock Purchase Price, in immediately available funds by wire transfer to an account or accounts that have been designated by FTFC by the date hereof;

(iv)                              to FTFC, a duly executed counterpart of the Shareholders’ Agreement;

(v)                                 to each of Fifth Third and FTFC, the certificates to be delivered pursuant to Section 6(b) and Section 6(c), respectively; and

(vi)                              to each of Fifth Third and FTFC, secretary’s certificates, evidence of corporate existence and good standing, evidence of corporate approvals and other similar documents, and such other customary instruments of transfer, assumptions, filings or documents, in form and substance reasonably satisfactory to Fifth Third, as may be required to give effect to this Agreement.

Section 3.                                           Representations and Warranties by Fifth Third.  Fifth Third represents and warrants to JPDN that:

(a)  Fifth Third is a bank duly organized, validly existing and in good standing under the laws of the State of Ohio and has all requisite corporate power and authority to own, lease and operate its assets, and to carry on its business as currently conducted.

(b)  Fifth Third has full power and authority to execute and deliver this Agreement and to consummate the transaction contemplated by Section 1(a).  The execution, delivery and performance by Fifth Third of this Agreement has been duly and validly authorized by all requisite corporate action on the part of Fifth Third. This Agreement has been validly executed and delivered by Fifth Third and, assuming the due and valid execution and delivery of this Agreement by JPDN, constitutes a valid and binding agreement of Fifth Third, enforceable against Fifth Third in accordance with its terms.

(c)  The execution, delivery and performance by Fifth Third of this Agreement and the consummation of the transaction contemplated by Section 1(a) do not and will not as of the Closing (i) violate the organizational documents of Fifth Third, (ii) violate any applicable law or court or governmental order to which Fifth Third or any of its assets are subject, (iii) require any consent or other action by any person under, constitute a default under (with due notice or lapse of time or both), or give rise to any right of termination, cancellation or acceleration of any right or obligation of Fifth Third or (iv) result in the creation or imposition of any material mortgage, lien, pledge, charge, security interest or encumbrance (each, a “Lien”) on any property or asset of Fifth Third.

(d)  Upon consummation of the Closing, the capitalization of the Company will be as set forth in the LLC Agreement.  As of the Closing, the Purchased Units will be duly authorized and validly issued and will be fully paid and nonassessable.

Section 4.                                           Representations and Warranties by FTFC.  FTFC represents and warrants to JPDN that as of the date hereof:

(a)  FTFC is a corporation duly organized, validly existing and in good standing under the laws of the State of Ohio and has all requisite corporate power and authority to own, lease and operate its assets, and to carry on its business as currently conducted.

(b)  FTFC has the power and authority to execute and deliver this Agreement and to consummate the transaction contemplated by Section 1(b). The execution, delivery and performance of this Agreement has been duly and validly authorized by all requisite corporate action on the part of FTFC.  This Agreement has been validly executed and delivered by FTFC and, assuming the due and valid execution and delivery of this Agreement by JPDN, constitutes a valid and binding agreement of FTFC, enforceable against FTFC in accordance with its terms.

(c)  The execution, delivery and performance by FTFC of this Agreement and the consummation of the transaction contemplated by Section 1(b) do not and will not as of the Closing (i) violate the organizational documents of FTFC, (ii) violate any applicable law or court or governmental order to which FTFC or any of its assets are subject, (iii) require any consent or other action by any person under, constitute a default under (with due notice or lapse of time or both), or give rise to any right of termination, cancellation or acceleration of any right or obligation of FTFC or (iv) result in the creation or imposition of any material Lien on any property or asset of FTFC.

(d)  Upon consummation of the Closing, the authorized capital stock of the Canadian Sub will consist of 100,000,000 shares of common stock and no shares of preferred stock, of which (i) 50,930,455 shares of common stock will be owned by Advent, (ii) 48,933,182 shares of common stock will be owned by FTFC and (iii) 136,363 will be owned by JPDN.  As of the Closing, the Purchased Shares will be duly authorized and validly issued and will be fully paid and nonassessable.

Section 5.                                           Representations and Warranties by JPDN.              JPDN represents and warrants to each of Fifth Third and FTFC that as of the date hereof:

(a)  JPDN is a limited liability company duly organized, validly existing and in good standing under the laws of the state of Delaware and has all requisite power and authority to own, lease and operate its assets, and to carry on its business as currently conducted.

(c)  JPDN has the power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement has been duly and validly authorized by all requisite limited liability company action on the part of JPDN.  This Agreement has been validly executed and delivered by JPDN and, assuming the due and valid execution and delivery of this Agreement by Fifth Third and/or FTFC, constitutes a valid and binding agreement of JPDN, enforceable against JPDN (by Fifth Third and/or FTFC, as applicable) in accordance with its terms.

(d)  The execution, delivery and performance by JPDN of this Agreement and the consummation of the transactions contemplated by Section 1 do not and will not as of the Closing (i) violate the organizational documents of JPDN, (ii) violate any applicable law or court or governmental order to which JPDN or any of its assets are subject, (iii) require any consent or other action by any person under, constitute a default under (with due notice or lapse of time or both), or give rise to any right of termination, cancellation or acceleration of any right or obligation of JPDN or (iv) result in the creation or imposition of any material Lien on any property or asset of JPDN.

(e)  No agent, broker, investment banker, financial advisor or other person or entity is or will be entitled, by reason of any agreement, act or statement by it or any of its shareholders or representatives to any financial advisory, broker’s, finder’s or similar fee or commission, to reimbursement of expenses or to indemnification or contribution in connection with the transactions contemplated hereby.

(f)  JPDN has had full access to, and has intimate familiarity with, the Company and the Canadian Sub.  JPDN is an “accredited investor” within the meaning of Rule 501 under the Securities Act and is acquiring the Purchased Units and the Purchased Shares for investment purposes only, for its own account and not with a view to, or for, the resale or distribution thereof in violation of the Securities Act or applicable U.S. state securities laws.  JPDN understands that the Purchased Units and the Purchased Shares have not been registered under the Securities Act or any state securities laws and agrees that such securities may not be offered, sold or otherwise disposed of except in compliance with the Securities Act and any applicable state securities laws.

(g)  JPDN has sufficient funds to perform its obligations under this Agreement.

Section 6.                                           Conditions.

(a)   The obligations of each of Fifth Third, FTFC and JPDN to effect the Closing are subject to the simultaneous occurrence of the Closing pursuant to the Master Investment Agreement.

(b)  The obligations of Fifth Third to effect the Closing are subject to having received from JPDN a certificate, signed by a duly authorized officer and dated as of the date of the Closing, to the effect that the representations and warranties in Section 5 are true and correct in all material respects as of the date hereof and as of the date of the Closing (except for such representations and warranties that are made as of a specific date, which shall speak only as of such date).

(c)  The obligations of FTFC to effect the Closing are subject to having received from JPDN a certificate, signed by a duly authorized officer and dated as of the date of the Closing, to the effect that the representations and warranties in Section 5 are true and correct in all material respects as of the date hereof and as of the date of the Closing (except for such representations and warranties that are made as of a specific date, which shall speak only as of such date).

(d)  The obligations of JPDN to effect the Closing are subject to having received from each of Fifth Third and FTFC a certificate, signed by a duly authorized officer and dated as of the date of the Closing, to the effect that the representations and warranties in Section 3 (in the case of Fifth Third) and Section 4 (in the case of FTFC), are true and correct in all material respects as of the date hereof and as of the date of the Closing (except for such representations and warranties that are made as of a specific date, which shall speak only as of such date).

Section 7.                                           Notices.  Except as otherwise provided herein, all notices, requests, consents and other communications required or permitted hereunder shall be in writing and shall be effective if hand-delivered, mailed (postage prepaid) by registered or certified mail or sent by e-mail (with e-mail or telephone confirmation promptly thereafter) or facsimile transmission (with automated or telephone confirmation promptly thereafter):

If to Fifth Third:

Fifth Third Bank

38 Fountain Square Plaza

Cincinnati, OH  45263

Telephone:           (513) 579-4300

Telecopy:                  (513) 534-6757

Email:               paul.reynolds@53.com

Attention:         Paul Reynolds

with a copy to:

Sullivan & Cromwell LLP

125 Broad Street

New York, New York 10004

Telephone:           (212) 558-4000

Telecopy:                  (212) 291-9085

Email:               korrya@sullcrom.com

Attention:         Alexandra D. Korry

If to FTFC:

Fifth Third Financial Corporation

38 Fountain Square Plaza

Cincinnati, OH  45263

Telephone:           (513) 579-4300

Telecopy:                  (513) 534-6757

Email:               paul.reynolds@53.com

Attention:         Paul Reynolds

with a copy to:

Sullivan & Cromwell LLP

125 Broad Street

New York, New York 10004

Telephone:           (212) 558-4000

Telecopy:                  (212) 291-9085

Email:               korrya@sullcrom.com

Attention:         Alexandra D. Korry

If to JPDN:

JPDN Enterprises, LLC

4626 151 St.

Urbandale, Iowa  50323

Attention:    Charles Drucker

with a copy to:

Keating Muething & Klekamp PLL

One East Fourth Street, Suite 1400

Cincinnati, Ohio  45202

Telephone:           (513) 579-6435

Telecopy:                  (513) 579-6457

Email:               wkeating@kmklaw.com

Attention:         William J. Keating Jr.

Section 8.                                           Third-Party Beneficiaries.  Nothing contained in this Agreement is intended to confer on any person other than the parties and their respective successors and permitted assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

Section 9.                                           Governing Law; Submission to Jurisdiction; Selection of Forum; Waiver of Trial by Jury.  This Agreement shall be governed and construed in accordance with the laws of the State of Ohio without regard to principles of conflicts of law thereof.  Each party agrees that it shall bring any action or legal proceeding in respect of any claim arising out of or related to this Agreement, exclusively in the United States District Court for the Southern District of Ohio or any Ohio State court, in each case, sitting in Cincinnati, Ohio (the “Chosen Courts”), and solely in connection with claims arising under this Agreement (i) irrevocably submits to the exclusive jurisdiction of the Chosen Courts, (ii) waives any objection to laying venue in any such action or legal proceeding in the Chosen Courts, (iii) waives any objection that the Chosen Courts are an inconvenient forum or do not have jurisdiction over any party and (iv) agrees that service of process upon such party in any such action or legal proceeding shall be effective if notice is given in accordance with Section 6.  Each party irrevocably waives any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement.

Section 10.                                    Headings.  The heading references herein are for convenience purposes only, and shall not be deemed to limit or affect any of the provisions hereof.

Section 11.                                    Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same Agreement.

Section 12.                                    No Assignment.  Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned or delegated by any of the parties hereto without the prior written consent of the other party.  Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and permitted assigns.

Section 13.                                    Entire Agreement.  This Agreement contains the entire agreement between the parties with respect to the subject matter hereof and supersedes and replaces all other prior agreements, written or oral, among the parties hereto with respect to the subject matter hereof.

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IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be duly signed as of the date first above written.

FIFTH THIRD BANK

By:	/s/ Paul L. Reynolds
	Name:	Paul L. Reynolds
	Title:	Executive Vice President,
Secretary and Chief Legal Officer

By:	/s/ Ross Kari
	Name:	Ross Kari
	Title:	Executive Vice President and
Chief Financial Officer

[Signatures continue on the following page.]

[SIGNATURE PAGE TO THE STOCK PURCHASE AGREEMENT]

FIFTH THIRD FINANCIAL CORPORATION

By:	/s/ Paul L. Reynolds
Name:
Title:

[Signatures continue on the following page.]

[SIGNATURE PAGE TO THE STOCK PURCHASE AGREEMENT]

JPDN ENTERPRISES, LLC

By:	/s/ Charles D. Drucker
	Name:	Charles D. Drucker
	Title:	Manager

[SIGNATURE PAGE TO THE STOCK PURCHASE AGREEMENT]